UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
______________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 26, 2017
 ______________________
Dell Technologies Inc.
(Exact name of registrant as specified in its charter)
 ______________________

Delaware	001-37867	80-0890963
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Dell Way Round Rock, Texas	78682
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (800) 289-3355
Not Applicable
(Former name or former address, if changed since last report)
______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03     Material Modification to Rights of Security Holders.

The information set forth in Item 8.01 of this current report is incorporated by reference in this Item 3.03.

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)  On June 26, 2017, Dell Technologies Inc. (the “Company”) held its 2017 annual meeting of stockholders. At the 2017 annual meeting, the Company’s stockholders voted on five proposals. The proposals are described in the Company’s definitive proxy statement on Schedule 14A for the 2017 annual meeting filed with the Securities and Exchange Commission on May 16, 2017 (the “2017 proxy statement”).

(b)  As of the record date for the 2017 annual meeting, an aggregate of 773,942,261 shares of the Company’s common stock were outstanding and entitled to vote at the meeting, of which 409,684,386 shares are shares of Class A common stock, 136,986,858 shares are shares of Class B common stock, 22,231,439 shares are shares of Class C common stock and 205,039,578 shares are shares of Class V common stock.

Each share of Class A common stock and each share of Class B common stock is entitled to ten votes per share. Each share of Class C common stock and each share of Class V common stock is entitled to one vote per share.

The final voting results with respect to each proposal voted upon at the 2017 annual meeting are set forth below.

Proposal 1

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, elected to the Board of Directors of the Company each of the three nominees for Group I director specified in the 2017 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
David W. Dorman	5,591,010,740	3,483,662	20,108,750
William D. Green	5,591,273,580	3,220,822	20,108,750
Ellen J. Kullman	5,590,065,794	4,428,608	20,108,750

The holders of the outstanding shares of Class A common stock, voting as a separate class, elected to the Board of Directors the nominee for Group II director specified in the 2017 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Michael S. Dell	4,078,369,640	0	0

The holders of the outstanding shares of Class B common stock, voting as a separate class, elected to the Board of Directors each of the two nominees for Group III director specified in the 2017 proxy statement, based on the following numbers of votes:

Director Nominee	For	Withheld	Broker Non-Votes
Egon Durban	1,369,868,570	0	0
Simon Patterson	1,369,868,570	0	0

There were no abstentions with respect to this proposal.

Each nominee elected to the Board of Directors at the 2017 annual meeting was elected for a term commencing on the date of the 2017 annual meeting and ending on the earliest of (1) the date on which the director’s successor is elected and qualified, (2) the date of the director’s death, resignation, disqualification or removal, (3) solely in the case of the Group II director, the occurrence of a Designation Rights Trigger Event (as defined in the 2017 proxy statement) with respect to the Class A common stock and (4) solely in the case of the Group III directors, the occurrence of a Designation Rights Trigger Event (as defined in the 2017 proxy statement) with respect to the Class B common stock.

Proposal 2

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the Company’s fiscal year ending February 2, 2018, based on the following numbers of votes:

For	Against	Abstentions
5,612,768,944	1,603,180	231,028

There were no broker non-votes with respect to this proposal.

Proposal 3

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, approved, by an advisory vote, the compensation of the Company’s named executive officers as disclosed in the 2017 proxy statement, based on the following numbers of votes:

For	Against	Abstentions	Broker Non-Votes
5,576,261,453	17,995,895	237,054	20,108,750

Proposal 4

The holders of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, designated, by an advisory vote, “every 1 year” as the frequency with which the Company should hold an advisory vote by stockholders to approve the compensation of the Company’s named executive officers, based on the following numbers of votes:

Every 1 Year	Every 2 Years	Every 3 Years	Abstentions	Broker Non-Votes
5,582,774,437	688,467	10,935,973	95,525	20,108,750

Proposal 5

The Company’s stockholders adopted an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock as described in the 2017 proxy statement, based on the following numbers of votes:

For	Against	Abstentions
5,535,192,867	78,298,542	1,111,743

There were no broker non-votes with respect to this proposal.

The foregoing affirmative vote with respect to Proposal 5 represented (1) a majority of voting power of the outstanding shares of all outstanding classes of the Company’s common stock, voting together as a single class, (2) a majority of the outstanding shares of Class A common stock, voting as a separate class, and (3) a majority of the outstanding shares of Class B common stock, voting as a separate class.

(d)  In light of the stockholder vote at the 2017 annual meeting on Proposal 4 as reported above, and consistent with its recommendation to stockholders, the Board of Directors has determined that the Company will include an advisory vote in its proxy materials to approve the Company’s compensation of its named executive officers as disclosed in such proxy materials every 1 year until the next required vote on the frequency of stockholder votes on the compensation of the Company’s named executive officers.

Item 8.01    Other Events.

As described in Item 5.07 of this current report, on June 26, 2017, the stockholders of the Company voted at the Company’s 2017 annual meeting of stockholders to adopt an amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation to increase (1) the total authorized number of shares of the Company’s capital stock, including preferred stock, from 2,144,025,308 shares to 9,144,025,308 shares, (2) the total authorized number of shares of the Company’s common stock from 2,143,025,308 shares to 9,143,025,308 shares and (3) the total authorized number of shares of the Company’s Class C common stock from 900,000,000 shares to 7,900,000,000 shares, in each case representing an increase of 7,000,000,000 shares (the “charter amendment”). The Board of Directors approved the charter amendment on May 11, 2017. A certificate of amendment to the Company’s Fourth Amended and Restated Certificate of Incorporation effectuating the charter amendment was filed with the Secretary of State of the State of Delaware on June 29, 2017 and became effective on that date.

A copy of the certificate of amendment is filed as Exhibit 3.1 to this current report and is incorporated by reference in this Item 8.01.
Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

The following document is filed as an exhibit to this report:

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 29, 2017	Dell Technologies Inc.
	By:	/s/ Janet Bawcom
Janet Bawcom Senior Vice President and Assistant Secretary
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Exhibit Description
3.1	Certificate of Amendment to Fourth Amended and Restated Certificate of Incorporation of Dell Technologies Inc.